UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2006

Date of reporting period: 3/31/2006

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The Asia Pacific Fund, Inc.

Annual Report

March 31, 2006

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http:// www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

Share Price, Net Asset Value and

Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2001/2002
June	$8.26	$10.09	—
September	6.48	7.96	—
December	8.66	10.49	—
March	10.12	11.67	—
Financial Year 2002/2003
June	10.44	11.22	—
September	8.33	9.78	—
December	8.88	10.00	—
March	8.10	9.10	—
Financial Year 2003/2004
June	10.10	10.73	—
September	11.96	12.46	—
December	14.20	13.76	$0.18
March	13.90	14.90	—
Financial Year 2004/2005
June	12.05	13.88	—
September	13.44	14.58	—
December	14.64	16.07	0.15
March	14.65	16.62	—
Financial Year 2005/2006
June	15.25	16.69
September	16.21	17.89	—
December	16.61	18.65	0.68
March	18.39	20.54	—

*	Total per share distributions over the 5 years to March 31, 2006 amounted to $1.01. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $14.57.

The Fund’s Management

Directors

Michael J. Downey, Chairman

David J. Brennan

Robert H. Burns

Olarn Chaipravat

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Ronald G. M. Watt, President

Robert F. Gunia, Vice-President and Treasurer

M. Sadiq Peshimam, Assistant Treasurer

Deborah	A. Docs, Secretary and Chief Legal Officer

Lee D. Augsburger, Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2006

Overview

During the fiscal year ended March 31, 2006, the Fund’s net asset value (NAV) per share rose 28.1% after adjustment for a distribution of $0.68. This compares with the Fund’s referenced benchmark’s total returns of +29.5%. The top three performing markets, as measured by the MSCI country indices in US Dollar (USD) terms over the period, included India (+70.9%), South Korea (+48.7%) and China (+45.9%). The bottom three included Taiwan (+13.9%), Malaysia (+14.8%) and Thailand (+15.9%). The strong returns achieved by Asian equities were aided by the relatively strong Asian currencies compared to the USD during the period. The two currencies which weakened slightly against the USD were the New Taiwan Dollar and the Indian Rupee.

For comparative purposes, over the period, the MSCI US and World indices’ gross returns were +12.4% and +18.6 % respectively.

Dissecting the trend of Asian markets over the fiscal year to March 31, 2006, one can observe two phases: the first, from April to October 2005, was trapped in a gently rising and volatile trading range; the second one, from November 2005 to March 2006, was a full-blown bull market period, particularly between November and January.

Chart 1. MSCI AC Far East Free Ex-Japan Gross (March 2005 – March 2006)

The first period was influenced by a number of global and regional uncertainties. Global concerns included the strong rise of the oil price from the low 50s to the high 60s (USD per barrel) and the continuing implementation of the monetary tightening policy by the US Federal Reserve. Within Asia, investors were unsure about the impact of the rumoured revaluation of the Chinese currency, the Renminbi (“RMB”) - this did occur in July, but the RMB revaluation of 2.1% was smaller than expected. The regional Asian reference benchmark index was also negatively impacted by the sell-off in Taiwan, as local investors abandoned hopes for a rapprochement between Taiwan and China.

The second period, the bull market phase, started in November. Economic and corporate earnings data in this period surprised investors on the upside, interest rates eased in China following the RMB revaluation, oil prices corrected somewhat, and Asian equities’ valuations were perceived to be cheap again. Reports of significant inflows into Asian equities, as well as in those sourced from direct portfolio or private equity investors, lent credence to the attractive valuation view. Of note was the sharp rally in the Korean market in this period, boosted by the unexpectedly large participation of local investors in the Korean equity market. Asian equity markets, from November 2005 to March 2006, rose strongly by 22%. Towards the end of the fiscal year, equity investors’ sentiment was further boosted by the perception that the US Federal Reserve was expected to pause in its monetary tightening policy when the Fed Fund rate reaches 5%.

At the sectoral level, over the fiscal year, out-performing sectors included Energy, Consumer Staples and Financials. Relative under-performers included Materials, Utilities and Industrials.

An analysis of the various investment styles shows that price and earnings momentum dominated over the second period.

Table 1. Stock Market Performance

Period: March 31, 2005 to March 31, 2006 (in US Dollar terms)

Country – Index	2nd Quarter 2005	3rd Quarter 2005	4th Quarter 2005	1st Quarter 2006	1 Year to 03/31/06
	%	%	%	%	%
North Asia
MSCI China Free	5.6	14.2	–0.4	22.3	45.9
MSCI Hong Kong Free	8.1	7.9	–3.0	7.1	21.2
MSCI South Korea Free	0.1	22.0	15.4	5.5	48.7
MSCI Taiwan Free	5.9	–3.5	8.7	2.6	13.9
ASEAN
MSCI Indonesia Free	4.8	–6.9	12.5	25.5	37.9
MSCI Malaysia Free	1.8	6.5	–2.2	8.4	14.8
MSCI Philippines Free	–2.7	–0.2	16.6	11.0	25.7
MSCI Singapore Free	3.1	4.4	4.3	11.1	24.6
MSCI Thailand Free	–4.5	11.3	0.9	8.0	15.9
South Asia
MSCI India Free	12.0	16.4	8.1	21.3	70.9
MSCI All Countries Combined Far East Free Ex-Japan Gross	3.8	8.5	6.3	8.2	29.5

Source: Morgan Stanley Capital International, Factset.

Table 2. Currency Market Performance vs US Dollar (Month-Ends)

Period: March 31, 2005 to March 31, 2006

Currency – US$/local rate	March 2005	June 2005	Sept 2005	Dec 2005	March 2006	12 M Change*
						(%)
North Asia
Chinese Renminbi	8.28	8.28	8.09	8.07	8.02	3.2
Hong Kong Dollar	7.80	7.77	7.76	7.75	7.76	0.5
South Korean Won	1,015	1,033	1,041	1,011	972	4.5
New Taiwan Dollar	31.51	31.61	33.18	32.84	32.45	–2.9
ASEAN
Indonesian Rupiah	9,470	9,760	10,290	9,840	9,087	4.2
Malaysian Ringgit	3.80	3.80	3.77	3.78	3.68	3.2
Philippine Peso	54.92	55.92	56.04	53.03	51.16	7.4
Singapore Dollar	1.65	1.69	1.69	1.66	1.62	1.9
Thai Baht	39.11	41.32	41.06	41.00	38.89	0.6
South Asia
Indian Rupee	43.66	43.48	43.96	45.01	44.56	–2.0

*	Appreciation (depreciation) of Asian currencies versus the US Dollar during the period .

Source: Baring Asset Management, Factset.

Chart 2. Performance of the Asia Pacific Fund’s NAV against its Benchmark Index

Note: This chart begins with the start date of the Index, MSCI AC Far East excl. Japan, on December 31, 1987.

Source: Baring Asset Management, Factset.

Performance

During the fiscal year ended March 31, 2006, the Fund’s net asset value (NAV) per share rose by US$3.92 from $16.62 to $20.54. Adding back a distribution of $0.68 recorded in December 2005, the Fund’s total return was 28.1%. This compares with the Fund’s referenced benchmark total return as measured by the MSCI All Countries Combined Far East Free Ex-Japan index of 29.5%. Over the same period the Fund’s share price moved from $14.65 to $18.39. In percentage terms, this represented a total increase of 30.3% (including dividends). The Fund’s discount narrowed from 11.85% to 10.47%. On a long-term basis, the Fund’s track record remains strong, with significant value added over the 5, 7 and 10 year periods.

Over the fiscal year to March 31, 2006, the Fund’s attribution analysis showed that asset allocation added value, while stock selection detracted. The Fund’s over-weighting in China, Korea and the leverage contributed positively. On stock selection, while Singapore, Taiwan and China added value, stock selection in Korea and Hong Kong detracted.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (in %, US Dollar terms)

Market Price (USD) Returns Gross (%)	1 Yr to 03/31/06	3 Yrs to 03/31/06	5 Yrs to 03/31/06	7 Yrs to 03/31/06	10 Yrs to 03/31/06
Fund-NAV (incl. distributions)	28.1	139.5	116.6	157.7	62.9
Fund-Price (incl. distributions)	30.3	141.2	148.6	180.2	55.6
MSCI AC Far East Free Ex-Japan Gross	29.5	143.4	107.1	93.6	9.9
MSCI World Gross	18.6	90.4	39.4	28.0	110.6
S&P Composite 500	11.7	61.1	21.5	12.2	135.7
NASDAQ Composite (Price)**	17.0	74.5	27.1	–4.9	112.4
MSCI Europe Gross	21.2	126.5	60.3	47.6	171.1
MSCI Japan Gross	37.4	129.6	47.0	39.6	6.3

Source: Baring Asset Management, Factset.

*	Investment involves risk and past performance figures shown are not indicative of future performance.

**	No gross dividends available from exchange.

Portfolio Strategy

The Fund’s overall strategy over the fiscal year was to focus on those markets which were expected to show upside earnings surprises and which were relatively cheap. These include Taiwan, Korea and China. The Manager increased the exposure to Korea in a substantial manner in the December quarter of 2005. After achieving solid gains in this market, the Manager locked in profits and switched the proceeds to China in the early part of 2006, where the market valuation was deemed cheaper than in Korea. This timely switch helped the Fund to participate fully in the big rally in the Chinese market. The overweight exposure to Taiwan did not pay off as much as expected, due to the poor sentiment of local investors. Exposure to Taiwan was reduced at fiscal year-end.

The themes which the Manager favored over the fiscal year included: leveraging the Fund in order to take better advantage of the bull market in Asia; maintaining a pro-growth and pro-cyclical bias in the portfolio in order to participate in the positive earnings growth trend of Asian markets; focusing on domestic reflation plays, including Korean banking and consumer sectors, Chinese financials, property and consumer sectors; energy and materials in China and ASEAN, in order to gain exposure to the stronger-for-longer China’s modernization and industrialization theme.

Over the full fiscal year the Fund added the most value via good asset allocation. In the stock selection process, the top five positive contributors included: Hana Financial (Korean bank), Siliconware Precision (Taiwanese technology component manufacturer), Guangzhou R&F Properties (Chinese property developer), Hyundai Engineering & Construction (Korean construction company) and LG International (Korean conglomerate).

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)

Country	March 31 2005	June 30 2005	Sept 30 2005	Dec 31 2005	Mar 31 2006
	%	%	%	%	%
North Asia	85.9	89.7	90.2	94.4	86.0
Hong Kong/China	32.7	30.9	33.0	31.3	35.9
South Korea	31.2	29.6	33.0	38.7	31.5
Taiwan	22.0	29.2	24.2	24.4	18.6
ASEAN	19.1	16.4	16.6	16.5	20.7
Indonesia	0.0	0.0	0.0	0.0	2.0
Philippines	1.5	1.3	0.0	0.0	0.8
Malaysia	5.4	5.4	4.8	4.0	2.8
Singapore	4.6	4.6	7.8	8.5	11.0
Thailand	7.6	5.1	4.0	4.0	4.1
South Asia
India	3.3	1.8	1.9	3.0	2.3
Borrowings	(9.9)	(11.5)	(10.8)	(10.4)	(9.4)
Cash & Other	1.6	3.6	2.1	(3.5)	0.4

At the time of writing, the US and all other global equity markets, including the Asian region, remain in a bull trend. Investors’ appetite for risk remains high. While the global and regional economic growth trend is strong, inflation is not a major threat. This has allowed global interest rates to remain low. Investors are anticipating that the US Federal Reserve will put on hold its monetary tightening policy by the end of May or June, as the US consumption and housing trends appear to be softening.

In Asia, the Manager remains optimistic that the secular growth trend of China will continue at least for the next five years. Similar to Japan in the ‘70-’80s and Korea in the ‘80-’90s, China can continue to grow at a solid rate as it is embarking on its ambitious plan to modernize the rural areas of Central and Western China, while continuing to grow strongly in the well-developed Eastern seaboard. Asian neighbors are likely to continue to benefit from the increasing growth in trade with China.

Risks to the above bullish scenario include: higher inflation and interest rates than currently expected; a sudden collapse of the USD with negative implications on US financial assets; oil prices rising towards USD 100/ bbl; and equity investors’ risk appetite turning to risk aversion, caused by unexpected negative shocks.

Taking all the above opportunities and potential risks into consideration, in its research and portfolio construction process, the Manager has been focusing on buying stocks with visible earnings growth and cheap valuations.

Baring Asset Management (Asia) Limited

April 27, 2006

Portfolio of Investments

March 31, 2006

Shares	Description	Value (Note 1)

	EQUITIES – 109.0%

	HONG KONG – 35.9%
248,000	Advanced Semiconductor Manufacturing Corp.
	(Class “H” Shares)(a) (Information Technology)	$51,139
1,280,200	Bank of East Asia, Ltd. (Banking)	4,628,034
750,000	Cafe De Coral Holdings, Ltd. (Consumer Discretionary)	1,092,259
11,451,000	China Construction Bank (Class “H” Shares)(a) (Banking)	5,349,797
1,812,000	China Life Insurance Co., Ltd. (Class “H” Shares)(a) (Insurance)	2,288,601
653,500	China Mobile, Ltd. (Telecommunications)	3,432,093
2,404,500	China Netcom Group Corp., Ltd. (Telecommunications)	4,245,523
3,080,000	China Oilfield Services, Ltd. (Class “H” Shares) (Energy)	1,567,955
1,302,000	China Resources Enterprise, Ltd. (Consumer Discretionary)	2,684,830
1,888,000	China Shenhua Energy Co., Ltd. (Class “H” Shares)(a) (Energy)	3,321,395
6,540,000	Denway Motors, Ltd. (Consumer Discretionary)	2,549,699
252,500	Esprit Holdings, Ltd. (Consumer Discretionary)	1,965,550
915,000	Foxconn International Holdings, Ltd. (a) (Information Technology)	1,715,813
981,600	Guangzhou R&F Properties Co., Ltd. (Class “H” Shares) (Real Estate – Developers)	5,199,508
548,000	Hang Lung Properties, Ltd. (Real Estate – Developers)	1,041,738
1,828,000	Hengan International Group Co., Ltd. (Consumer Staples)	2,897,792
2,000,000	Hong Kong and China Gas Co., Ltd. (Utilities)	4,833,004
1,285,000	Hongkong Land Holdings, Ltd. (Real Estate – Developers)	4,780,200
298,300	Hutchison Whampoa, Ltd. (Industrials)	2,735,357
2,270,000	Jiangxi Copper Co., Ltd. (Class “H” Shares) (Materials)	2,018,649
1,238,400	Kingboard Chemical Holdings, Ltd. (Information Technology)	3,742,740
6,086,000	PetroChina Co., Ltd. (Class “H” Shares) (Energy)	6,353,351
2,200,000	Ports Design, Ltd. (Consumer Discretionary)	3,232,313
5,820,000	Zijin Mining Group Co., Ltd. (Class “H” Shares) (Materials)	4,575,501

		76,302,841

	INDIA – 2.3%
78,147	Housing Development Finance Corp., Ltd. (Banking)	2,347,571
118,932	Tata Motors, Ltd. (Industrials)	2,490,490

		4,838,061

See Notes to Financial Statements.

	INDONESIA – 2.0%
4,734,500	Bank Central Asia (Banking)	$2,175,255
2,823,500	Telekomunikasi Indonesia (Telecommunications)	2,143,958

		4,319,213

	MALAYSIA – 2.8%
1,340,000	Commerce Holdings Berhad (Banking)	2,292,091
508,200	Kuala Lumpur Kepong Berhad (Consumer Staples)	1,297,027
474,200	Malaysian International Shipping Berhad (Industrials)	1,210,252
459,900	Shell Refining Co. Berhad (Energy)	1,273,650

		6,073,020

	PHILIPPINES – 0.8%
4,731,980	Universal Robina Corp. (Consumer Staples)	1,641,764

	SINGAPORE – 11.0%
1,889,000	Ascott Group, Ltd. (Real Estate – Developers)	1,321,020
961,000	Capitaland, Ltd. (Real Estate – Developers)	2,878,510
2,000,000	ComfortDelGro Corp., Ltd. (Industrials)	2,079,401
222,000	Keppel Corp., Ltd. (Industrials)	1,895,968
845,000	Keppel Land, Ltd. (Real Estate – Developers)	2,583,346
1,889,000	SembCorp Industries, Ltd. (Industrials)	4,091,655
423,000	SIA Engineering Co. (Industrials)	816,759
930,000	Singapore Exchange, Ltd. (Diversified Financials)	2,302,194
1,372,000	Singapore Post, Ltd. (Industrials)	1,018,906
700,577	Singapore Technologies Engineering, Ltd. (Industrials)	1,344,053
2,599,000	Suntec REIT (Real Estate – Developers)	2,123,143
1,574,000	Tat Hong Holdings, Ltd. (Diversified Financials)	847,467

		23,302,422

See Notes to Financial Statements.

	SOUTH KOREA – 31.5%
33,420	Binggrae Co., Ltd. (Consumer Staples)	$1,651,050
21,300	CJ Corp. (Consumer Staples)	2,466,293
8,254	Cheil Communications, Inc. (Consumer Discretionary)	1,762,768
189,260	Doosan Infracore Co., Ltd. (Industrials)	3,515,997
77,064	Hana Financial Group, Inc. (Banking)	3,648,563
62,410	Hynix Semiconductor, Inc. (a) (Information Technology)	1,856,370
85,540	Hyundai Engineering & Construction Co., Ltd. (a) (Industrials)	4,362,399
44,410	Hyundai Development Co. (Industrials)	2,031,725
31,340	Hyundai Motor Co. (Consumer Discretionary)	2,635,321
50,119	Kookmin Bank (Banking)	4,327,896
41,230	KT&G Corp. (Consumer Staples)	2,325,447
140,000	LG International Corp. (Industrials)	3,443,804
154,520	Pusan Bank (Banking)	2,258,320
16,268	Samsung Electronics Co., Ltd. (Information Technology)	10,548,415
61,480	Samsung Electro-Mechanics Co., Ltd. (Information Technology)	2,325,432
255,400	Samsung Heavy Industries Co., Ltd. (Industrials)	4,573,858
9,599	Shinsegae Co., Ltd. (Consumer Staples)	4,376,654
84,590	Woongjin Coway Co., Ltd. (Consumer Discretionary)	2,468,224
147,450	Woori Finance Holdings Co., Ltd. (Banking)	2,928,968
153,380	Woori Investment & Securities Co., Ltd. (Diversified Financials)	3,378,275

		66,885,779

See Notes to Financial Statements.

	TAIWAN – 18.6%
997,000	Acer, Inc. (Information Technology)	1,833,754
5,631,400	Far Eastern Textile, Ltd. (b) (Industrials)	3,947,020
767,600	Foxconn Technology Co., Ltd. (Information Technology)	4,883,448
100,000	High Tech Computer Corp. (Information Technology)	2,735,801
1,279,956	Hon Hai Precision Industry Co., Ltd. (Information Technology)	7,926,157
205,000	Inventec Appliances Corp. (Information Technology)	956,837
423,000	Novatek Microelectronics Corp., Ltd. (Information Technology)	3,003,882
929,000	Powertech Technology, Inc (Information Technology)	3,119,707
4,672,646	Shin Kong Financial Holding Co., Ltd. (Insurance)	3,843,666
3,860,000	Taiwan Fertilizer Co., Ltd. (Materials)	4,637,922
1,364,294	Taiwan Semiconductor Manufacturing Co., Ltd. (Information Technology)	2,698,451

		39,586,645

	THAILAND – 4.1%
670,700	Bangkok Bank PCL (Banking)	$2,001,317
173,800	PTT Exploration & Production PCL (Energy)	2,467,848
695,400	PTT PCL (Energy)	4,185,816

		8,654,981

	Total Investments – 109.0% (cost $165,192,656; Note 4)	231,604,726
	Liabilities in excess of other assets – (9.0%)	(19,186,216)

	Net Assets – 100%	$212,418,510

The following annotations are used in the Portfolio of Investments:

(a)	Non-income producing securities.

(b)	An independent director of the Fund is Chairman and Chief Executive Officer of this Company.

The following abbreviation is used in the Portfolio of Investments:

REIT - Real Estate Investment Trust.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2006 was as follows:

Information Technology	22.3%
Industrials	18.6
Banking	15.0
Real Estate – Developers	9.4
Energy	9.0
Consumer Discretionary	8.7
Consumer Staples	7.8
Materials	5.3
Telecommunications	4.6
Diversified Financials	3.1
Insurance	2.9
Utilities	2.3

109.0
Liabilities in excess of other assets	(9.0)

Total	100%

See Notes to Financial Statements.

Statement of Assets and Liabilities

March 31, 2006

Assets
Investments, at value (cost $165,192,656)	$231,604,726
Cash	301,601
Foreign currency (cost $74,979)	75,296
Receivable for investments sold	1,912,760
Dividends and interest receivable	1,168,100
Prepaid assets	53,956

Total assets	235,116,439

Liabilities
Loan payable (Note 6)	20,000,000
Payable for investments purchased	2,057,666
Loan interest payable	259,116
Investment management fee payable	144,563
Accrued expenses and other liabilities	138,615
Administration fee payable	42,799
Indian capital gains tax liability	29,841
Foreign withholding taxes payable	25,329

Total liabilities	22,697,929

Net Assets	$212,418,510

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	131,192,212

131,295,653
Overdistribution of net investment income	(212,697)
Accumulated net realized gains on investments and foreign currency transactions	14,949,165
Net unrealized appreciation on investments and foreign currencies	66,386,389

Net Assets, March 31, 2006	$212,418,510

Net Asset Value per share:
($212,418,510 ÷ 10,344,073 shares of common stock outstanding)	$20.54

See Notes to Financial Statements.

Statement of Operations

Year ended March 31, 2006

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $899,877)	$5,210,675
Interest	40,120

Total income	5,250,795

Expenses
Investment management fee	1,592,280
Loan interest expense (Note 6)	844,422
Administration fee	461,529
Custodian’s fees and expenses	366,000
Directors’ fees and expenses	238,500
Reports to shareholders	209,000
Legal fees and expenses	175,000
Insurance expenses	75,000
Audit fees and expenses	51,000
Registration expenses	25,000
Transfer agent’s fees and expenses	25,000
Miscellaneous	65,905

Total expenses	4,128,636

Net investment income	1,122,159

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
Investment transactions (net of Thai and Indian capital gains taxes of $43,626)	27,479,216
Foreign currency transactions	(379,074)

27,100,142

Net change in unrealized appreciation/(depreciation) on:
Investments (net of change in deferred Thai and Indian capital gains taxes of $209,979)	19,299,791
Foreign currencies	(2,680)

19,297,111

Net gain on investments and foreign currencies	46,397,253

Net Increase in Net Assets
Resulting from Operations	$47,519,412

See Notes to Financial Statements

Statement of Changes in Net Assets

	Year ended March 31
	2006	2005
Increase in Net Assets
Operations
Net investment income	$1,122,159	$1,829,104
Net realized gain on investments and foreign currency transactions	27,100,142	15,839,433
Net change in unrealized appreciation on investments and foreign currencies	19,297,111	1,680,979

Net increase in net assets resulting from operations	47,519,412	19,349,516

Dividends paid from net investment income (Note 1)	(1,241,289)	(1,551,611)
Distributions paid from net realized capital gains (Note 1)	(5,792,681)	—

Total dividends and distributions	(7,033,970)	(1,551,611)

Total increase	40,485,442	17,797,905
Net Assets
Beginning of year	$171,933,068	$154,135,163

End of year	$212,418,510	$171,933,068

See Notes to Financial Statements.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note	1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation

Investments are stated at value. Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly , the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Taxes

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note	2. Investment Management and Administration Agreements

On March 31, 2005, ING Group N.V., the parent company of Baring Asset Management (Asia) Limited (the “Investment Manager”) completed the sale of Baring Asset Management to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business with one of the largest life insurance businesses in the U.S. The sale of Baring Asset Management to MassMutual resulted in a change of control of the Investment Manager, terminating the management agreement with the Fund as of that date. At a meeting on January 18, 2005, the Board of Directors approved both an interim management agreement with the Investment Manager, with a term of 150 days, and a longer-term management agreement with the Investment Manager. The longer-term agreement was subject to approval of, and was approved by, stockholders at the Fund’s Annual Meeting of Stockholders held in August 2005. The Fund also has an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee, is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note	3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2006 aggregated $244,108,121 and $245,163,279, respectively.

Note	4. Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present the overdistribution of net investment income and accumulated net realized gains on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income, accumulated net realized gain on investments and foreign currency transactions. For the year ended March 31, 2006, the adjustments were to decrease overdistribution of net investment income and decrease accumulated net realized gains on investments and foreign currency transactions by $660,917 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended March 31, 2006 the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $1,241,289 of ordinary income and $5,792,681 of long-term capital gains. For the year ended March 31, 2005 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,551,611 of ordinary income.

As of March 31, 2006, the accumulated undistributed earnings on a tax basis were $3,155,261 of ordinary income and $13,303,678 of long term-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to reclassification of net realized foreign currency losses and net realized and unrealized appreciation on passive foreign investment companies. All of the Fund’s approximately $5,668,800 of capital loss carryforward (as of March 31,2005) was used to offset net taxable gains realized in the fiscal year ended March 31, 2006. The Fund incurred foreign currency losses from November 1, 2005 to March 31, 2006 of approximately $159,800, which are being deferred in the current fiscal year and recognize in the fiscal year ending March 31, 2007.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of March 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation (Tax Basis)
$166,730,024	$67,185,538	$2,310,836	$64,874,702

The difference between book basis and tax basis is attributable to deferred losses on wash sales and marking to market of unrealized appreciation on passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $64,849,022, which included other offsetting tax basis adjustments of $(25,680) that were primarily attributable to appreciation of foreign currency, mark to market of foreign currency denominated receivables and payables and Indian capital gains tax liability.

Note	5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note	6. Borrowings

The Fund is a party to a revolving loan facility with Barings (Guernsey) Limited, an affiliate and wholly-owned division of Northern Trust Corporation. The credit facility provides for a maximum commitment of the lower of $30,000,000 or 25% of the Fund’s net assets. Interest on any borrowings under the credit facility will be at 0.75% plus the current LIBOR. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of portfolio leverage. During the fiscal year ended March 31, 2006, the Fund had an average daily loan balance outstanding of approximately $18,557,000 and an average interest rate of 4.49%. As of March 31, 2006, the loan payable was $20,000,000. The total interest expense for the fiscal year ended March 31, 2006 was $844,422.

FINANCIAL HIGHLIGHTS

	Year ended March 31
	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$16.62	$14.90

Net investment income (loss)	0.11	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.49	1.69

Total from investment operations	4.60	1.87

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.15)
Distributions paid from capital gains	(0.56)	—

Total dividends and distributions	(0.68)	(0.15)

Increase resulting from share repurchase	—	—
Increase resulting from tender offer	—	—

Net asset value, end of year	$20.54	$16.62

Market value, end of year	$18.39	$14.65

Total investment return (a)	30.32%	6.48%

Ratios to Average Net Assets:
Total expenses (including loan interest)(b)	2.24%	2.01%
Net investment income (loss)	0.61%	1.18%
Supplemental Data:
Average net assets (000 omitted)	$184,611	$155,484
Portfolio turnover rate	122%	73%
Net assets, end of year (000 omitted)	$212,419	$171,933

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

(b)	The expense ratio without loan interest expense would have been 1.78%, and 1.94%, for the fiscal years ended March 31, 2006, and 2005 respectively.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

	Year ended March 31
	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.10	$11.67	$10.05

Net investment income (loss)	0.09	0.01	(0.03)
Net realized and unrealized loss on investments and foreign currency transactions	5.89	(2.77)	1.52

Total from investment operations	5.98	(2.76)	1.49
Less dividends and distributions:
Dividends from net investment income	(0.18)	—	—
Distributions paid from capital gains	—	—	—

Total dividends and distributions	(0.18)	—	—

Increase resulting from share repurchase	—	—	0.02
Increase resulting from tender offer	—	0.19	0.11

Net asset value, end of year	$14.90	$9.10	$11.67

Market value, end of year	$13.90	$8.10	$10.12

Total investment return (a)	73.83%	(19.96)%	28.75%

Ratios to Average Net Assets:
Total expenses (including loan interest)(b)	2.06%	2.25%	2.24%
Net investment income (loss)	0.74%	0.09%	(0.31)%
Supplemental Data:
Average net assets (000 omitted)	$128,632	$122,681	$148,224
Portfolio turnover rate	73%	34%	49%
Net assets, end of year (000 omitted)	$154,135	$94,127	$161,007

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

(b)	The expense ratio without loan interest expense would have been 2.03% and 2.24% for the fiscal years ended March 31, 2004 and 2003, respectively.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accountant

To the Shareholders and Board of Directors

of The Asia Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc., including the portfolio of investments, as of March 31, 2006, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years in indicated therein.

These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Asia Pacific Fund, Inc., at March 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP New York, New York

May 10, 2006

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2006.

During the fiscal year ended March 31, 2006, the Fund paid $0.12 per share of ordinary income dividends and $0.56 per share of long-term capital gain distributions.

For the fiscal year ended March 31, 2006, the Fund designated 100% of ordinary income distributions as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Act 2004.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2006, the Fund intends on passing through $955,517 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $6,122,994.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2007.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Miscellaneous Information (Unaudited)

Proxy Voting

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website http://www.sec.gov.

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange Certifications

The Asia Pacific Fund, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission (the “Commission”) regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report along with any other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Management of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office*** And length of time served	Principal Occupations During past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director***
Robert H. Burns (76)	Director (Class II***)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Olarn Chaipravat (61)	Director (Class I***)	Since 1986	Formerly, President and Chief Executive Officer (October 1992 - January 1999), Director and Senior Executive Vice President (July 1990-September 1992) and Senior Executive Vice President (September 1987-June 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1

Michael J. Downey (62)	Director and chairman (Class I***)	Since 1986 Since 1999	Private Investor; formerly Managing Partner Lexington Capital LLC (1997-2004).	1	Director, Alliance Capital L.P. Mutual Fund Complex

Douglas Tong Hsu (63)	Director (Class II***)	Since 1986	Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1

Duncan M. McFarland (62)	Director (Class I***)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); Trustee, Financial Accounting Foundation (since 2001).	1	Director Gannett Co., Inc.

David G. P. Scholfield (62)	Director (Class II***)	Since 1988	Formerly, Managing Director, Hong Kong (May 1998 – September 2004), The Bank of Bermuda Limited.	1

Independent Directors continued

Name, Address** and Age	Positions With Fund	Term of Office*** And length of time served	Principal Occupations During past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director***

Nicholas T. Sibley (67)	Director (Class III***)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales, Chairman of Aquarius Platinum Ltd., Director of Aquarius Platinum Ltd.	1

Interested Directors

Name, Address** and Age	Positions With Fund	Term of Office*** And length of time served	Principal Occupations During past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director***

David J. Brennan (48)*	Director (Class III***)	Since 1990	Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

Robert F. Gunia (59)*	Vice President, Director and Treasurer (Class III***)	Since 1988 Since 1989 Since 1999	Chief Administrative Officer (since September 1999) of Prudential Investments LLC; Executive and Vice President (since December 1996); President since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	1	Vice President and Director of 158 Funds in the Prudential Mutual Fund Complex.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office*** And length of time served	Principal Occupations During past 5 years

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Deborah A. Docs (48)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Services, Inc.

M. Sadiq Peshimam (42)	Assistant Treasurer	Since 2005	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Ronald Watt(59)	President	Since 1990	Director of the Investment Companies of Baring Asset Management Limited and ICSL Limited (since 2003), a Consulting Company, and President of The Greater China Fund, Inc (since 1998).

*	Mr. Brennan is an “Interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “Interested person” because he is an officer of the Fund.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2006 & 2005 Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $51,000 & $48,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as Ernst & Young has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David G.P. Scholfield (Chairman), Robert H. Burns, Michael J. Downey, Duncan M. McFarland and Nicholas T. Sibley.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A.	Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities

In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.	Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.	Proxy Voting Policies

1.	The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that

“where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

5.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

6.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

7.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.	Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

Rider 7

With respect to The Asia Pacific Fund, Inc. (“Fund”), the Companies will disclose the material conflict in writing to the person or persons designated by the Fund, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Fund of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

(a)(1)	Khiem Trong Do, Head of Asian Equities, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 9 1/2 years with 29 years of investment experience in total.
Manager of Asia Pacific Fund, Inc.: from July 2004 – present

Khiem became the Head of the Asia Pacific Equity Investment Team in 1997. He is the Asia Pacific Strategist and is a member of the Energy & Materials Global Sector Team and the Global Emerging Policy Team. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the Asia Pacific region from Citicorp Global Asset Management in

Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University (Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of nine other fund managers and analysts.

(a)(2)	In addition to the Fund, Mr. Do was also responsible for the day-to-day management of the portfolio of one other account as of March 31, 2006. For details, please see table below:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	1	$43	$43

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)	The Portfolio Manager is compensated via his/her annual salary plus potential for a bonus performance if the majority of the funds managed by the Portfolio Manager and his team achieved their excess returns objectives.

(a)(4)	None of the investment staff in the Asian team currently holds shares in the Asia Pacific Fund, Inc.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures

(such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald G.M. Watt
Ronald G.M. Watt
President and Principal Executive Officer

Date May 25, 2006

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
Treasurer and Principal Financial Officer

Date May 25, 2006

*	Print the name and title of each signing officer under his or her signature.